As filed with the Securities and Exchange Commission on January 27, 2005
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Zonagen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	72-0233274	2834
(State or other jurisdiction of	(I.R.S. Employer	(Primary Standard Industrial
incorporation or organization)	Identification Number)	Classification Code Number)

2408 Timberloch Dr., Suite B-1

The Woodlands, Texas 77380
(281) 719-3400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Joseph S. Podolski

President and Chief Executive Officer
2408 Timberloch Dr., Suite B-1
The Woodlands, Texas 77380
(281) 719-3400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Jeffrey R. Harder, Esq.	Jeffrey S. Marcus, Esq.
Paul D. Aubert, Esq.	Christopher D. Arana, Esq.
Winstead Sechrest & Minick P.C.	Morrison & Foerster LLP
1450 Lake Robbins Drive, Suite 600	1290 Avenue of the Americas
The Woodlands, Texas 77380	New York, New York 10104
(281) 681-5900	(212) 468-8000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box.    ☐

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☒ 333-119861

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount to be	Offering Price	Aggregate	Amount of
Securities to be Registered	Registered (2)	Per Share (3)	Offering Price (3)	Registration Fee (4)

Common Stock, $0.001 par value per share (1)	460,000	$4.00	$1,840,000	$220

Rights to purchase Series One Junior Participating Preferred Stock (1)	— (1)	— (1)	— (1)	— (1)

(1)	This registration statement also relates to rights to purchase shares of Series One Junior Participating Preferred Stock of the registrant attached to the shares of the registrant’s common stock issued pursuant to the terms of the registrant’s Rights Agreement dated as of September 1, 1999, as amended. Until the occurrence of certain prescribed events, the rights are not exercisable, are evidenced by certificates of the common stock and will be transferred with and only with the common stock. Because no separate consideration is paid for the rights, the registration fee for the rights is included in the registration fee for the common stock.

(2)	The 460,000 shares of Common Stock being registered in this Registration Statement is in addition to the 4,600,000 shares of Common Stock registered pursuant to Registrant’s Registration Statement on Form S-1 (File No. 333-119861).

(3)	Estimated in accordance with Rule 457 of the Securities Act of 1933, as amended, based on the actual offering price to the public of $4.00.

(4)	A Registration fee of $2,233.00 was paid on November 30, 2004 in connection with the registration of 4,600,000 shares of Common Stock pursuant to the Registrant’s Registration Statement on Form S-1 (File No. 333-119861). The Registrant certifies to the Securities and Exchange Commission (the “Commission”) that it has instructed its bank to pay the Commission the filing fee of $220.00 for the additional securities being registered hereby by wire transfer as soon as practicable (but in any event no later than the close of business on January 27, 2005).

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

INFORMATION INCORPORATED BY REFERENCE

      We are filing this registration statement with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This registration statement relates to the public offering of securities contemplated by the registration statement on Form S-1 (File No. 333-119861), originally filed by us on October 20, 2004, as amended, and is being filed for the sole purpose of increasing the amount of shares of common stock to be registered by 460,000 shares. The information set forth in the registration statement on Form S-1 filed by us with the Securities and Exchange Commission (File No. 333-119861) is incorporated by reference herein.

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PART II

Item 16.	Exhibits and Financial Statement Schedules

      (a) Exhibits:

Exhibit
Number		Description of Exhibit

*1	.1	Form of Underwriting Agreement.
3.1		Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to our Registration Statement on Form SB-2 (No. 33-57728-FW)).
3.2		Certificate of Designation of Series One Junior Participating Preferred Stock dated September 2, 1999 (incorporated by reference to Exhibit A to Exhibit 4.1 to our Registration Statement on Form 8-A as filed with the SEC on September 3, 1999).
3.3		Restated Bylaws (incorporated by reference to Exhibit 3.4 to our Registration Statement on Form SB-2 (No. 33-57728- FW)).
4.1		Rights Agreement dated September 1, 1999 between us and Computershare Investor Services LLC (as successor in interest to Harris Trust & Savings Bank), as Rights Agent (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form 8-A as filed with the SEC on September 3, 1999).
4.2		First Amendment to Rights Agreement, dated as of September 6, 2002, between us, Harris Trust & Savings Bank and Computershare Investor Services LLC (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to our Registration Statement on Form 8-A as filed with the SEC on September 11, 2002).
4.3		Second Amendment to Rights Agreement, dated as of October 30, 2002, between us and Computershare Investor Services LLC (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to our Registration Statement on Form 8-A as filed with the SEC on October 31, 2002).
4.4		Form of Rights Certificate (incorporated by reference to Exhibit B to Exhibit 4.1 to our Registration Statement on Form 8-A as filed with the SEC on September 3, 1999).
**5	.1	Opinion of Winstead Sechrest & Minick P.C.
†10	.1	PHS Patent License Agreement dated April 16, 1999 between us and certain agencies of the United States Public Health Service within the Department of Health and Human Services, with amendments (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003)
10.2		Employment Agreement between us and Joseph S. Podolski (incorporated by reference to Exhibit 10.5 to our registration statement on Form SB-2 (No. 33-57728-FW), as amended)
10.3		First Amendment to Employment Agreement between us and Joseph S. Podolski (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001)
10.4		Second Amendment to Employment Agreement between us and Joseph S. Podolski (incorporated by reference to Exhibit 10.17 to our annual report on Form 10-K for the fiscal year ended December 31, 2002)
10.5		Employment Agreement between us and Louis Ploth, Jr (incorporated by reference to Exhibit 10.5 to our annual report on Form 10-K for the fiscal year ended December 31, 1999)
10.6		First Amendment to Employment Agreement between us and Louis Ploth, Jr. (incorporated by reference to Exhibit 10.7 to our annual report on Form 10-K for the fiscal year ended December 31, 2000)
10.7		Second Amendment to Employment Agreement between us and Louis Ploth, Jr. (incorporated by reference to Exhibit 10.18 to our annual report on Form 10-K for the fiscal year ended December 31, 2002)
10.8		Amended and Restated 1993 Employee and Consultant Stock Option Plan (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form SB-2 (No. 33-57728-FW)).
10.9		First Amendment to our Amended and Restated 1993 Stock Option Plan (incorporated by reference to Exhibit 10.22 to our Annual Report on Form 10-K for the year ended December 31, 1999).
10.10		1996 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997).
10.11		2000 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Appendix B to our Definitive Proxy Statement filed on April 26, 2000).
10.12		First Amendment to our 2000 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Exhibit 10.21 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.13		Second Amendment to our 2000 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Exhibit 10.6 to our Annual Report on Form 10-K for the year ended December 31, 2002).
10.14		Lease Agreement dated March 22, 1990, between us and The Woodlands Equity Partnership-89 (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form SB-2 (No. 33-57728-FW)).
10.15		Extension, Modification and Ratification of Lease dated May 31, 2000, between us and Woodlands Equity Partnership-89 (incorporated by reference to Exhibit 10.4 to our Annual Report on Form 10-K for the year ended December 31, 2000).
†10	.16	Letter Agreement dated July 15, 2002 between us, Schering Plough Ltd. and Schering-Plough Corporation (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002).
*10	.17	2004 Stock Option Plan.
**23	.1	Consent of Winstead Sechrest & Minick P.C. (included in Exhibit 5.1).

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Exhibit
Number		Description of Exhibit

**23	.2	Consent of PricewaterhouseCoopers LLP.
*24	.1	Powers of Attorney.

*	Previously filed as an exhibit to the Registration Statement on Form S-1 (No. 333-119861).

**	Filed herewith.

†	Portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. Such omitted portions have been filed separately with the Commission.

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SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Woodlands, the State of Texas, on January 27, 2005.

ZONAGEN, INC.

By:	/s/ JOSEPH S. PODOLSKI

Joseph S. Podolski
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOSEPH S. PODOLSKI Joseph S. Podolski		President, Chief Executive Officer and Director (Principal Executive Officer)	January 27, 2005

/s/ LOUIS PLOTH, JR. Louis Ploth, Jr.		Vice President, Business Development, Chief Financial Officer, Secretary, Treasurer and Director (Principal Financial and Accounting Officer)	January 27, 2005

* Daniel F. Cain		Director	January 27, 2005

* Jean Fourcroy, MD, PhD, MPH		Director	January 27, 2005

* Zsolt Lavotha		Director	January 27, 2005

* Nola Masterson		Director	January 27, 2005

* David Poorvin, PhD		Director	January 27, 2005

*By:	/s/ JOSEPH S. PODOLSKI Joseph S. Podolski Attorney-In-Fact

EXHIBIT INDEX

Exhibit
Number		Description of Exhibit

*1	.1	Form of Underwriting Agreement.
3.1		Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to our Registration Statement on Form SB-2 (No. 33-57728-FW)).
3.2		Certificate of Designation of Series One Junior Participating Preferred Stock dated September 2, 1999 (incorporated by reference to Exhibit A to Exhibit 4.1 to our Registration Statement on Form 8-A as filed with the SEC on September 3, 1999).
3.3		Restated Bylaws (incorporated by reference to Exhibit 3.4 to our Registration Statement on Form SB-2 (No. 33-57728- FW)).
4.1		Rights Agreement dated September 1, 1999 between us and Computershare Investor Services LLC (as successor in interest to Harris Trust & Savings Bank), as Rights Agent (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form 8-A as filed with the SEC on September 3, 1999).
4.2		First Amendment to Rights Agreement, dated as of September 6, 2002, between us, Harris Trust & Savings Bank and Computershare Investor Services LLC (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to our Registration Statement on Form 8-A as filed with the SEC on September 11, 2002).
4.3		Second Amendment to Rights Agreement, dated as of October 30, 2002, between us and Computershare Investor Services LLC (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to our Registration Statement on Form 8-A as filed with the SEC on October 31, 2002).
4.4		Form of Rights Certificate (incorporated by reference to Exhibit B to Exhibit 4.1 to our Registration Statement on Form 8-A as filed with the SEC on September 3, 1999).
**5	.1	Opinion of Winstead Sechrest & Minick P.C.
†10	.1	PHS Patent License Agreement dated April 16, 1999 between us and certain agencies of the United States Public Health Service within the Department of Health and Human Services, with amendments (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003)
10.2		Employment Agreement between us and Joseph S. Podolski (incorporated by reference to Exhibit 10.5 to our registration statement on Form SB-2 (No. 33-57728-FW), as amended)
10.3		First Amendment to Employment Agreement between us and Joseph S. Podolski (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001)
10.4		Second Amendment to Employment Agreement between us and Joseph S. Podolski (incorporated by reference to Exhibit 10.17 to our annual report on Form 10-K for the fiscal year ended December 31, 2002)
10.5		Employment Agreement between us and Louis Ploth, Jr (incorporated by reference to Exhibit 10.5 to our annual report on Form 10-K for the fiscal year ended December 31, 1999)
10.6		First Amendment to Employment Agreement between us and Louis Ploth, Jr. (incorporated by reference to Exhibit 10.7 to our annual report on Form 10-K for the fiscal year ended December 31, 2000)
10.7		Second Amendment to Employment Agreement between us and Louis Ploth, Jr. (incorporated by reference to Exhibit 10.18 to our annual report on Form 10-K for the fiscal year ended December 31, 2002)
10.8		Amended and Restated 1993 Employee and Consultant Stock Option Plan (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form SB-2 (No. 33-57728-FW)).
10.9		First Amendment to our Amended and Restated 1993 Stock Option Plan (incorporated by reference to Exhibit 10.22 to our Annual Report on Form 10-K for the year ended December 31, 1999).
10.10		1996 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997).
10.11		2000 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Appendix B to our Definitive Proxy Statement filed on April 26, 2000).
10.12		First Amendment to our 2000 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Exhibit 10.21 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.13		Second Amendment to our 2000 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Exhibit 10.6 to our Annual Report on Form 10-K for the year ended December 31, 2002).
10.14		Lease Agreement dated March 22, 1990, between us and The Woodlands Equity Partnership-89 (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form SB-2 (No. 33-57728-FW)).
10.15		Extension, Modification and Ratification of Lease dated May 31, 2000, between us and Woodlands Equity Partnership-89 (incorporated by reference to Exhibit 10.4 to our Annual Report on Form 10-K for the year ended December 31, 2000).

Exhibit
Number		Description of Exhibit

†10	.16	Letter Agreement dated July 15, 2002 between us, Schering Plough Ltd. and Schering-Plough Corporation (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002).
*10	.17	2004 Stock Option Plan.
**23	.1	Consent of Winstead Sechrest & Minick P.C. (included in Exhibit 5.1).
**23	.2	Consent of PricewaterhouseCoopers LLP.
*24	.1	Powers of Attorney.

*	Previously filed as an exhibit to the Registration Statement on Form S-1 (No. 333-119861).

**	Filed herewith.

†	Portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. Such omitted portions have been filed separately with the Commission.